Supplement Dated July 19, 2019
To The Statement of Additional Information
Dated April 29, 2019

JNL® Investors Series Trust

Unless otherwise noted, all changes are effective immediately.

On page 40, in the section entitled, “Trustees and Officers of the Trust,” under “Ownership of Trustees of Shares in the Funds of the Trust,” please delete the table and corresponding endnotes in the entirety and replace with the following:

Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by the Trustee in the Family of Investment Companies
Mark D. Nerud[1]	None	Over $100,000
Eric O. Anyah[3]	None	$50,001 - $100,000
Michael Bouchard[3]	None	$50,001 - $100,000
Ellen Carnahan[3]	None	Over $100,000
William J. Crowley, Jr.[3]	None	Over $100,000
Michelle Engler[2]	None	Over $100,000
John Gillespie[3]	None	Over $100,000
William R. Rybak[2]	None	Over $100,000
Mark S. Wehrle[3]	None	Over $100,000
Edward Wood[3]	None	Over $100,000
Patricia A. Woodworth[3]	None	Over $100,000
[1]
Mr. Nerud is the beneficial owner of interests in certain other Funds in the Fund Complex through his respective participation in a retirement plan maintained by Jackson for its officers and employees, which invests in certain other funds in the Fund Complex.

[2]	Mr. Rybak and Ms. Engler own a Jackson National Life Insurance Company variable annuity under which each of their investments is allocated to the investment divisions that invest in the Fund Complex.
[3]
These Trustees hold investments through the deferred compensation plan in “clone” retail funds run by sub-advisers on the JNL platform, which may include retail clones in each of the sleeves of the JNAM Multi-Manager Funds. The investments are not in the Funds themselves.

This Supplement is dated July 19, 2019.